UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2025

dMY Squared Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 18, 2025, dMY Squared Technology Group, Inc. (“dMY Squared” or the “Company”) issued a press release clarifying the Company’s ability to extend the date by which the Company has to consummate its initial business combination. As previously disclosed, the Company’s amended and restated articles of organization allow for up to 23 monthly extensions, each requiring the deposit of $50,000 into the Company’s trust account, potentially extending the deadline to December 29, 2025 (which may be further extended with shareholder approval). The extensions will provide the Company additional time to complete its previously-announced business combination with Horizon Quantum Computing Pte Ltd. (“Horizon Quantum”). The outside date under the business combination agreement automatically extends to the last date for the Company to consummate its initial business combination, up to March 29, 2026.

The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find it

In connection with the transaction, dMY Squared, Horizon Quantum Holdings Ltd. (“Holdco”) and Horizon Quantum will prepare, and Holdco and Horizon Quantum will file, a registration statement with the SEC, which will include a preliminary proxy statement of dMY Squared and a preliminary prospectus of Holdco with respect to the securities to be offered in the business combination. After the registration statement is declared effective, dMY Squared will mail a definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the business combination. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a special meeting of dMY Squared’s shareholders. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. dMY Squared, Horizon Quantum and Holdco may also file other documents with the SEC regarding the business combination. dMY Squared’s shareholders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the business combination, as these materials will contain important information about dMY Squared, Horizon Quantum, Holdco, and the business combination. The documents filed by dMY Squared, Horizon Quantum, and Holdco with the SEC also may be obtained free of charge upon written request to dMY Squared at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Horizon Quantum, Holdco and dMY Squared and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of dMY Squared’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of dMY Squared’s directors and officers in dMY Squared’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 3, 2025 (the “dMY Annual Report”) or its Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 27, 2025 (the “dMY Quarterly Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to dMY Squared’s shareholders in connection with the business combination will be set forth in the proxy statement/prospectus for the business combination when available. Information concerning the interests of Horizon Quantum’s, Holdco’s and dMY Squared’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” with respect to dMY Squared, Horizon Quantum and Holdco. The expectations, estimates, and projections of the businesses of Horizon Quantum and dMY Squared may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the dMY Annual Report, dMY Quarterly Report, and registration statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by dMY Squared, Holdco or Horizon Quantum; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond dMY Squared’s, Holdco’s, or Horizon Quantum’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and dMY Squared, Holdco, and Horizon Quantum’s therefore caution against placing undue reliance on any of these forward-looking statements.

Many of these factors are outside of the control of Horizon Quantum, Holdco and dMY Squared and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination and the business combination agreement; (3) the inability to complete the business combination, including due to the failure to obtain approval of the shareholders of Horizon Quantum and dMY Squared or other conditions to closing the business combination; (4) Horizon Quantum’s ability to scale and grow its business, and the advantages and expected growth of Horizon Quantum; (5) the cash position of Horizon Quantum following closing of the business combination; (6) the inability to obtain or maintain the listing of Holdco’s securities on a stock exchange following the business combination; (7) the risk that the announcement and pendency of the business combination disrupts Horizon Quantum’s current plans and operations; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Holdco to grow and manage growth profitably and source and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws and regulations or political and economic developments; (11) the possibility that Horizon Quantum may be adversely affected by other economic, business and/or competitive factors; (12) Horizon Quantum’s estimates of expenses and profitability; (13) the amount of redemptions by dMY Squared’s public shareholders; and (14) other risks and uncertainties included in the “Risk Factors” sections of the dMY Annual Report, dMY Quarterly Report, and the registration statement and other documents filed or to be filed with the SEC by Horizon Quantum, Holdco and dMY Squared. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Horizon Quantum, Holdco and dMY Squared do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto do not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K and the exhibit hereto also do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated September 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

Date: September 18, 2025	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman

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